OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Vice President and Treasurer

Stuart B. Panish
Vice President and Secretary

Christopher M. Capano
Assistant Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

INVESTMENT ADVISER
Zweig Total Return Advisors, Inc.
900 Third Avenue
New York, New York 10022

FUND ADMINISTRATOR
Zweig/Glaser Advisers
900 Third Avenue
New York, New York 10022

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York 10015

TRANSFER AGENT
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104

LEGAL COUNSEL
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securi-ties mentioned in this report.

   3206-SEM-

                  LOGO OF THE ZWEIG TOTAL RETURN FUND, INC.

    SEMI-ANNUAL REPORT


       JUNE 30, 1997

                                                                 August 1, 1997
Dear Shareholder:

  The Zweig Total Return Fund's net asset value for the three months ended June 30, 1997, increased 6.1%, including $0.21 per share in reinvested distributions.

  For the six months ended June 30, 1997, the Fund's net asset value increased 6.2%, including $0.42 in reinvested distributions.

  Consistent with our policy of trying to minimize risk while earning superior returns over complete market cycles, our average overall exposure during the first half of 1997 was approximately 65%.


                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund recently announced a distribution of $0.07 per share payable on August 25, 1997, to shareholders of record on August 11, 1997. The amount of a distribution depends on the exact net asset value at the time of declaration. For the August distribution, 0.83% of the Fund's net asset value was equivalent to $0.07 per share. Including this distribution, the Fund's payout since its inception is now $8.03.


                                MARKET OUTLOOK

  At this writing, our bond exposure is 54% compared with 34% at the close of the first quarter. If we were fully invested, our Fund would be 62 1/2% in bonds and 37 1/2% in stocks. Consequently, at 54%, we are at 87% of a full position (54%/62 1/2%). This reflects my bullish position on bonds. Our duration, or sensitivity to interest rates, is at 6.1 years against 3.7 years on March 31 and significantly higher than the average figure of 4.8 years at most bond funds.

  The strongest positive for the bond market is the fact that commodity prices are falling with the decline in gold a prime example. The price of gold has been deteriorating rapidly and is now down more than 17% from last year. Although gold has industrial uses, its primary importance is in its monetary and psychological implications. People do not want to own gold when there is disinflation. Historically, when gold has been this negative, it has been good for bonds.

  Basic industrial material prices in general are also lower, as reported by the Commodity Research Bureau and Goldman Sachs. This includes such key materials as copper, lead, aluminum, and oil. Weakness in commodity prices is a big plus for bonds.

  Also positive for bonds are the indications that the economy is slowing at the margins. This slowdown has resulted in lower interest rates. In addition, the Federal Reserve, after raising rates in March, decided at its May and July meetings not to tighten further. This gave the bond market a lift.

  Generally speaking, bond managers are not wildly optimistic. In fact, based on the average duration of their bonds, I would rate them as moderately cautious. I don't see the kind of optimism in the bond market that was visible in late 1993 before we had a huge bear market. Therefore what I see in sentiment is okay for bonds. Another key indicator--momentum--is very positive.

  Remaining flexible, we would be prepared to sell bonds if the economy strengthens and inflation picks up steam. Meanwhile, our bond indicators are bullish.

  As far as equities are concerned, the positive market factors include monetary and momentum indicators while sentiment and valuation are negatives. If earnings hold up and the economy keeps growing moderately with inflation in check, I see room for more exuberance on the top side.

  Our equity position is currently at 33% against 25% on March 31. At 33% we are at 88% of a full position (33%/37 1/2%). This is in accordance with my high neutral to moderately bullish market indicators.


                             PORTFOLIO COMPOSITION

  In line with my investment policy guidelines, all of our bonds are U.S. Government and Agency obligations. The average duration of the bond portion of our portfolio is about 6.1 years. Since these bonds are liquid, they give us the flexibility to adjust quickly to changing market conditions.

  To implement my basic allocation strategy, most of our equities are bought or sold on the basis of a proprietary computer-driven model that is weighted toward a value approach with secondary emphasis on growth. We employ various criteria to evaluate and rank the most liquid stocks with the highest dividend yields.

  There was little change in the composition of our largest industry groups during the second quarter. This listing still includes utilities, oil and oil services, financial services, investment companies, and metals and mining.

  The only new addition to our top positions is the manufacturing sector, which replaces the automotive category. In the manufacturing group we have benefited from our holdings in Herman Miller and Borg-Warner Automotive.

  Royal Dutch Petroleum is new to our portfolio and ranks among our largest individual holdings. Other major individual positions include Telefonos de Mexico, Dayton Hudson, USX-Marathon, Bear Stearns, USX-U.S. Steel, Chrysler, Ahmanson, Microsoft, Telefonica de Espana, Harris Corp., and Ford.

  Among the above, we have increased our holdings in USX-U.S. Steel, Bear Stearns, and Ahmanson and trimmed our position in Dayton Hudson. Other positions that have been reduced include General Motors, Elf-Aquitaine, American Stores, Salomon, Telefonos de Mexico, and General Motors Hughes.

Sincerely,

/s/ Martin E. Zweig
Martin E. Zweig, Ph.D.
Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
COMMON STOCKS                                     27.03%
AEROSPACE & DEFENSE                                0.43%
  Gencorp Inc. .........................................  19,800   $    457,875
  General Motors Corp., Class H.........................  41,100      2,373,525
                                                                   ------------
                                                                      2,831,400
                                                                   ------------
AUTOMOTIVE                                         1.26%
  Chrysler Corp. .......................................  85,000      2,789,063
  Ford Motor Co. .......................................  70,800      2,672,700
  General Motors Corp. .................................  29,000      1,614,937
  Volvo AB, ADR.........................................  43,300      1,158,275
                                                                   ------------
                                                                      8,234,975
                                                                   ------------
CHEMICALS                                          0.30%
  Rohm and Haas Co. ....................................  21,500      1,936,344
                                                                   ------------
CONSTRUCTION & FARM EQUIPMENT                      0.30%
  Caterpillar Inc. .....................................  18,200      1,954,225
                                                                   ------------
CONSUMER DURABLES                                  0.41%
  Goodyear Tire & Rubber Co. ...........................  39,500      2,500,844
  Huffy Corp. ..........................................  13,200        193,050
                                                                   ------------
                                                                      2,693,894
                                                                   ------------
CONSUMER PRODUCTS                                  0.14%
  American Greetings Corp. .............................  24,000        891,000
                                                                   ------------
CONTAINERS & PACKAGING                             0.04%
  Sea Containers Ltd., Class A..........................  12,100        273,763
                                                                   ------------
ELECTRONICS                                        0.26%
  Philips Electronics N.V. .............................  23,700      1,703,438
                                                                   ------------
FINANCIAL SERVICES                                 3.12%
  A.G. Edwards, & Sons, Inc. ...........................  58,400      2,496,600
  American General Corp. ...............................  33,000      1,575,750
  Bear, Stearns & Co., Inc. ............................  89,782      3,069,422
  Charter One Financial, Inc. ..........................  12,900        694,987
  Fremont General Corp. ................................  24,300        978,075
  GATX Corp. ...........................................   9,100        525,525
  H.F. Ahmanson & Co. ..................................  64,600      2,777,800
  Lincoln National Corp. ...............................  15,500        997,813
  Orion Capital Corp. ..................................  12,700        936,625
  PaineWebber Group Inc. ...............................  32,000      1,120,000
  RCSB Financial, Inc. .................................  10,400        497,900

                       THE ZWEIG TOTAL RETURN FUND, INC.

                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                        NUMBER OF     VALUE
                                                          SHARES     (NOTE 1)
                                                        ---------- ------------
FINANCIAL SERVICES (Continued)
  Ryder System, Inc. ..................................     45,400 $  1,498,200
  Salomon Inc. ........................................     47,800    2,658,875
  Selective Insurance Group, Inc. .....................      9,800      474,687
                                                                   ------------
                                                                     20,302,259
                                                                   ------------
FOOD & BEVERAGE                                   0.31%
  Adolph Coors Co., Class B............................     48,300    1,285,988
  Chiquita Brands International, Inc. .................     51,800      712,250
                                                                   ------------
                                                                      1,998,238
                                                                   ------------
HOME BUILDERS & MATERIALS                         0.18%
  Kaufman & Broad Home Corp. ..........................     44,500      781,531
  Lafarge Corp. .......................................     14,600      357,700
                                                                   ------------
                                                                      1,139,231
                                                                   ------------
INVESTMENT COMPANIES                              1.97%
  Argentina Fund, Inc. ................................     12,700      187,325
  Blackrock 2001 Term Trust Inc. ......................     29,000      235,625
  Blackrock Strategic Term Trust Inc. .................     29,000      235,625
  Brazil Fund, Inc. ...................................     16,400      504,300
  Chile Fund, Inc. ....................................     12,900      337,013
  China Fund Inc. .....................................     18,700      329,587
  Clemente Global Growth Fund, Inc. ...................     13,100      131,819
  Emerging Markets Infrastructure Fund, Inc. ..........     38,300      524,232
  Emerging Mexico Fund, Inc. ..........................     27,900      258,075
  Fidelity Advisor Emerging Asia Fund Inc. ............     13,800      198,375
  G.T. Global Developing Markets Fund, Inc. ...........     19,200      270,000
  Gabelli Equity Trust Inc. ...........................     50,500      508,156
  Gabelli Global Multimedia Trust Fund, Inc. ..........     50,600      382,662
  Indonesia Fund, Inc. ................................      9,100       98,962
  Jakarta Growth Fund, Inc. ...........................     10,100      101,000
  Mexico Fund, Inc. ...................................     37,100      718,813
  Morgan Stanley Asia-Pacific Fund, Inc. ..............     26,000      273,000
  Morgan Stanley Russia & New Europe Fund, Inc. .......      6,400      194,400
  New Germany Fund, Inc. ..............................     55,400      872,550
  Portgugal Fund, Inc. ................................     14,800      259,000
  R.O.C. Taiwan Fund...................................     65,300      763,193
  Royce Value Trust Inc. ..............................     70,160      964,700
  Schroder Asian Growth Fund, Inc. ....................     22,018      282,106
  Scudder New Asia Fund Inc. ..........................     15,000      219,375
  Southern Africa Fund, Inc. ..........................     14,900      264,475
  Spain Fund Inc. .....................................     25,400      368,300
  Swiss Helvetia Fund, Inc. ...........................     40,800    1,045,500

                                                        NUMBER OF     VALUE
                                                          SHARES     (NOTE 1)
                                                        ---------- ------------
INVESTMENT COMPANIES (Continued)
  Taiwan Fund, Inc. ...................................     30,600 $    772,650
  Templeton China World Fund, Inc. ....................     28,500      397,219
  Templeton Dragon Fund, Inc. .........................     57,900      940,875
  Templeton Vietnam Opportunities Fund, Inc. ..........     15,700      195,269
                                                                   ------------
                                                                     12,834,181
                                                                   ------------
INDUSTRIAL SERVICES                               0.09%
  Ogden Corp. .........................................     28,400      617,700
                                                                   ------------
LEISURE                                           0.34%
  Brunswick Corp. .....................................     48,900    1,528,125
  Royal Caribbean Cruises Ltd. ........................     19,500      681,281
                                                                   ------------
                                                                      2,209,406
                                                                   ------------
LODGING                                           0.04%
  Marcus Corp. ........................................     11,000      270,875
                                                                   ------------
MANUFACTURING                                     1.90%
  Borg-Warner Automotive, Inc. ........................     18,600    1,005,563
  Brown Group, Inc. ...................................     26,000      485,875
  Cummins Engine Company, Inc. ........................     32,500    2,293,281
  Dexter Corp. ........................................     14,900      476,800
  Excel Industries, Inc. ..............................     18,000      351,000
  Herman Miller, Inc. .................................     29,200    1,051,200
  Johnson Controls Inc. ...............................     26,000    1,067,625
  PACCAR Inc. .........................................     43,600    2,024,675
  Simpson Industries, Inc. ............................     20,300      215,687
  Standard Products Co. ...............................     12,200      308,050
  Timken Co. ..........................................     34,800    1,237,575
  TRW Inc. ............................................     33,000    1,874,813
                                                                   ------------
                                                                     12,392,144
                                                                   ------------
METALS & MINING                                   1.75%
  ASARCO, Inc. ........................................     59,400    1,819,125
  Birmingham Steel Corp. ..............................     27,600      427,800
  British Steel Plc, ADR...............................     69,000    1,742,250
  Cleveland-Cliffs Inc. ...............................      6,400      260,800
  Cyprus Amax Minerals Co. ............................     33,500      820,750
  Oregon Steel Mills, Inc. ............................     49,400      984,912
  Phelps Dodge Corp. ..................................     27,400    2,334,138
  USX-U.S. Steel Group.................................     85,100    2,983,819
                                                                   ------------
                                                                     11,373,594
                                                                   ------------
OIL & OIL SERVICES                                3.45%
  Ashland Inc. ........................................     28,200    1,307,775
  Elf Aquitaine S.A., ADR..............................     28,300    1,540,581

                       THE ZWEIG TOTAL RETURN FUND, INC.

                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                       SHARES        (NOTE 1)
                                                     ----------    ------------
OIL & OIL SERVICES (Continued)
  Helmerich & Payne, Inc. ..........................     21,400    $  1,233,175
  Kerr-McGee Corp. .................................     32,200       2,040,675
  Murphy Oil Corp. .................................     24,900       1,213,875
  Occidental Petroleum Corp. .......................     70,900       1,776,931
  Pennzoil Co. .....................................     20,500       1,573,375
  Repsol S.A., ADR..................................     25,400       1,077,913
  Royal Dutch Petroleum Co., ADR....................     54,400       2,958,000
  Sun Company, Inc. ................................     68,300       2,117,300
  USX-Marathon Group................................    112,800       3,257,100
  YPF Sociedad Anonima, ADR.........................     75,900       2,333,925
                                                                   ------------
                                                                     22,430,625
                                                                   ------------
PAPER & FOREST PRODUCTS                        0.85%
  Bowater Inc. .....................................     37,300       1,725,125
  International Paper Co............................     23,800       1,155,787
  James River Corp. of Virginia.....................     44,800       1,657,600
  Pope & Talbot, Inc. ..............................     13,400         220,263
  Westvaco Corp.....................................     24,750         778,078
                                                                   ------------
                                                                      5,536,853
                                                                   ------------
RETAIL TRADE & SERVICES                        1.61%
  American Stores Co. ..............................     39,800       1,965,125
  Dayton Hudson Corp. ..............................     63,800       3,393,362
  Heilig-Meyers Co. ................................     46,700         916,488
  Mercantile Stores Co., Inc........................     17,100       1,076,231
  Ross Stores Inc. .................................     37,000       1,209,437
  Shopko Stores Inc.................................     15,900         405,450
  Supervalu Inc. ...................................     43,300       1,493,850
                                                                   ------------
                                                                     10,459,943
                                                                   ------------
TECHNOLOGY                                     1.78%
  Applied Materials Inc. ...........................     11,600(a)      821,425
  Dell Computer Corp. ..............................     20,400(a)    2,395,725
  Digital Equipment Corp. ..........................     32,300(a)    1,144,631
  Harris Corp. .....................................     31,400       2,637,600
  Intel Corp. ......................................     12,800       1,815,200
  Microsoft Corp. ..................................     21,900(a)    2,767,613
                                                                   ------------
                                                                     11,582,194
                                                                   ------------
TELECOMMUNICATIONS                             1.23%
  BCE Inc. .........................................     56,800       1,590,400
  Telefonica de Espana S.A., ADR....................     31,400       2,708,250
  Telefonos de Mexico S.A., ADR.....................     77,800       3,714,950
                                                                   ------------
                                                                      8,013,600
                                                                   ------------

                                                        NUMBER OF     VALUE
                                                          SHARES     (NOTE 1)
                                                        ---------- ------------
TOBACCO                                           0.40%
  RJR Nabisco Holdings Corp. ..........................     76,100 $  2,577,300
                                                                   ------------
TRANSPORTATION                                    1.21%
  British Airways Plc, ADR.............................      8,100      930,993
  Canadian Pacific Ltd. ...............................     81,400    2,314,813
  CNF Transportation, Inc. ............................     61,200    1,973,700
  CSX Corp. ...........................................     36,600    2,031,300
  KLM Royal Dutch Airlines N.V., ADR...................     19,900      614,412
                                                                   ------------
                                                                      7,865,218
                                                                   ------------
UTILITIES--ELECTRIC & NATURAL GAS                 3.66%
  American Electric Power Co., Inc. ...................     48,800    2,049,600
  Baltimore Gas & Electric Co. ........................     28,900      771,269
  CMS Energy Corp. ....................................     32,000    1,128,000
  DQE Inc. ............................................     37,250    1,052,313
  DTE Energy Co. ......................................     18,800      519,350
  Edison International.................................     92,000    2,288,500
  Entergy Corp. .......................................     44,300    1,212,713
  GPU, Inc. ...........................................     49,100    1,761,462
  Illinova Corp. ......................................     48,400    1,064,800
  Montana Power Co. ...................................     19,700      456,794
  New York State Electric & Gas Corp. .................     45,700      953,987
  Ohio Edison Co. .....................................     28,800      628,200
  Pacific Gas & Electric Co. ..........................     38,900      943,325
  PacifiCorp. .........................................     33,600      739,200
  Pinnacle West Capital Corp. .........................     42,500    1,277,656
  PP&L Resources, Inc. ................................     15,700      313,019
  Public Service Enterprise Group Inc. ................     69,500    1,737,500
  Public Service Co. of New Mexico.....................     33,600      600,600
  Questar Corp. .......................................     23,800      960,925
  Sierra Pacific Resources Inc. .......................      9,300      297,600
  Transcanada Pipelines Ltd. ..........................     46,700      939,837
  United Illuminating Co. .............................      6,500      200,688
  UtiliCorp United Inc. ...............................      5,300      154,362
  Valero Energy Corp. .................................     27,800    1,007,750
  Western Resources Inc. ..............................     23,200      752,550
                                                                   ------------
                                                                     23,812,000
                                                                   ------------
    TOTAL COMMON STOCKS
     (Cost $139,310,716)..........................................  175,934,400
                                                                   ------------

                       THE ZWEIG TOTAL RETURN FUND, INC.

                     SCHEDULE OF INVESTMENTS--(CONCLUDED)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                   PRINCIPAL         VALUE
                                                     AMOUNT         (NOTE 1)
                                                  ------------    ------------
UNITED STATES GOVERNMENT & AGENCY OBLIGA-
 TIONS                                     50.52%
  Federal National Mortgage Association, 6.85%,
   4/5/2004...................................... $ 10,385,000    $ 10,506,297
  United States Treasury Bonds, 10.750%,
   5/15/2003.....................................   15,000,000      18,126,555
  United States Treasury Bonds, 7.25%, 8/15/2022.   27,500,000      28,703,125
  United States Treasury Bonds, 7.50%,
   11/15/2024....................................    3,200,000       3,452,000
  United States Treasury Notes, 6.25%, 8/31/2000.   13,500,000      13,495,774
  United States Treasury Notes, 5.625%,
   11/30/2000....................................   19,745,000      19,350,100
  United States Treasury Notes, 7.50%, 2/15/2005.   16,300,000      17,252,523
  United States Treasury Notes, 6.50%, 5/15/2005.    7,600,000       7,590,500
  United States Treasury Notes, 6.875%,
   5/15/2006.....................................  101,400,000     103,523,012
  United States Treasury Notes, 6.50%,
   10/15/2006....................................  107,300,000     106,864,040
    TOTAL UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS           ------------
     (Cost $330,064,422)......................................     328,863,926
                                                                  ------------
SHORT-TERM INVESTMENTS                     21.42%
  AT&T Capital Corp., 5.44%, 7/31/97.............   14,600,000      14,533,813
  Campbell Soup Co., 5.50%, 7/02/97..............    5,600,000       5,599,145
  Florida Power & Light Co., 5.50%, 7/10/97......   19,100,000      19,073,738
  Gannett Co., Inc., 5.50%, 7/21/97..............   30,000,000      29,908,333
  Goldman, Sachs & Co., 5.65%, 7/08/97...........    9,500,000       9,489,563
  Goldman, Sachs & Co., 5.50%, 7/11/97...........    4,900,000       4,892,514
  Merrill Lynch & Co., Inc., 5.55%, 7/01/97......   19,800,000      19,800,000
  PepsiCo. Inc., 5.50%, 7/28/97..................   25,900,000      25,793,162
  Unilever N.V., 5.55%, 7/07/97..................   10,400,000      10,390,380
                                                                  ------------
    TOTAL SHORT-TERM INVESTMENTS
     (Cost $139,480,648)......................................     139,480,648
                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES (Cost $608,855,787)...........    $644,278,974
                                                                  ============

                                                   NUMBER OF
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS   CONTRACTS
                                                  ------------
  Standard and Poor's 500 September 1997 Long
   futures.......................................           87(b) $   (327,770)
                                                                  ============

--------
(a) Non-income producing security.
(b) The market value of the long futures was $38,725,875 (representing 5.95% of the Fund's net assets) with a cost of $39,053,645.

  For Federal income tax purposes, the tax basis of investments owned at June 30, 1997 was $608,938,201 and net unrealized appreciation on investments consisted of:

     Gross unrealized appreciation................................. $39,028,150
     Gross unrealized depreciation.................................  (4,015,147)
                                                                    -----------
     Net unrealized appreciation................................... $35,013,003
                                                                    ===========

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

ASSETS:
 Investments in securities, at value (identified cost,
  $608,855,787).................................................... $644,278,974
 Cash..............................................................      409,858
 Dividends and interest receivable.................................    4,884,364
 Receivable for investments sold...................................      935,623
 Prepaid expenses..................................................       19,730
 Deposit with broker for futures contracts.........................    1,461,600
                                                                    ------------
  Total Assets.....................................................  651,990,149
                                                                    ------------
LIABILITIES:
 Payable for investments purchased ................................      326,075
 Variation margin for futures contracts............................      285,252
 Accrued advisory fees (Note 3)....................................      373,597
 Accrued administration fees (Note 3)..............................        2,328
                                                                    ------------
  Total Liabilities................................................      987,252
                                                                    ------------
NET ASSETS......................................................... $651,002,897
                                                                    ------------
NET ASSET VALUE, PER SHARE:
 ($651,002,897 / 77,791,649 shares outstanding--Note 4)............ $       8.37
                                                                    ============
NET ASSETS CONSIST OF:
 Capital paid-in................................................... $615,907,480
 Net unrealized appreciation on investments and futures contracts..   35,095,417
                                                                    ------------
                                                                    $651,002,897
                                                                    ============

--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
 Income:
  Dividends........................................................ $ 2,586,587
  Interest.........................................................  14,304,321
                                                                    -----------
   Total Income....................................................  16,890,908
                                                                    -----------
 Expenses:
  Investment advisory fees (Note 3)................................   2,211,268
  Administration fees (Note 3).....................................     410,664
  Transfer agent fees..............................................     215,571
  Printing and postage expenses....................................     193,670
  Professional fees (Note 3).......................................      38,372
  Custodian fees...................................................      47,385
  Directors' fees and expenses (Note 3)............................      37,829
  Miscellaneous....................................................     103,577
                                                                    -----------
   Total Expenses..................................................   3,258,336
                                                                    -----------
    Net Investment Income..........................................  13,632,572
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments (Note 2):
  Security transactions............................................  13,624,098
  Futures transactions.............................................   1,494,885
                                                                    -----------
   Net realized gain on investments:                                 15,118,983
 Increase in unrealized appreciation on investments and futures
  contracts........................................................   9,708,026
                                                                    -----------
  Net realized and unrealized gain on investments..................  24,827,009
                                                                    -----------
  Net increase in net assets resulting from operations............. $38,459,581
                                                                    ===========

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                 FOR THE           FOR THE
                                             SIX MONTHS ENDED    YEAR ENDED
                                              JUNE 30, 1997   DECEMBER 31, 1996
                                             ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
  Net investment income.....................   $ 13,632,572     $ 27,214,555
  Net realized gain on investments..........     15,118,983       18,362,961
  Increase (decrease) in unrealized
   appreciation on investments..............      9,708,026       (6,902,204)
   Net increase in net assets resulting from   ------------     ------------
    operations..............................     38,459,581       38,675,312
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS   ------------     ------------
  FROM:
  Net investment income.....................    (13,632,572)     (27,214,555)
  Net realized gains on investments.........    (15,118,983)     (18,739,823)
  Capital paid-in...........................     (3,708,879)     (17,854,497)
                                               ------------     ------------
   Total dividends and distributions to
    shareholders............................    (32,460,434)     (63,808,875)
 CAPITAL SHARE TRANSACTIONS:                   ------------     ------------
  Net asset value of shares issued to share-
   holders in reinvestment of dividends from
   net investment income and distributions
   from net realized gains and capital paid-
   in.......................................      6,236,182       16,377,716
                                               ------------     ------------
 Net increase (decrease) in net assets......     12,235,329       (8,755,847)
                                               ------------     ------------
NET ASSETS:
 Beginning of period........................    638,767,568      647,523,415
                                               ------------     ------------
 End of period..............................   $651,002,897     $638,767,568
                                               ============     ============


                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. PORTFOLIO VALUATION

  Portfolio securities which are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost. Futures and which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, and other assets, if any, are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Fund.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. FUTURES CONTRACTS

  Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to the broker, depending upon which unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract.

  The Fund may purchase and sell interest rate, stock index and other futures contracts based upon other financial instruments, and the Fund may purchase and sell stock index options, for hedging purposes. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. FEDERAL INCOME TAX

  The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company, is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

 E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

NOTE 2--PORTFOLIO TRANSACTIONS

  During the six months ended June 30, 1997, the Fund entered into purchase and sale transactions, excluding short term instruments and futures transactions, as follows:

                                                                   UNITED STATES
                                                                    GOVERNMENT
                                                         COMMON     AND AGENCY
                                                         STOCKS     OBLIGATIONS
                                                       ----------- -------------
     Cost of Purchases................................ $58,275,636 $280,845,297
                                                       =========== ============
     Proceeds from Sales.............................. $81,506,472 $180,572,602
                                                       =========== ============

NOTE 3--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  A) INVESTMENT ADVISORY FEE: The Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser, Zweig Total Return Advisors, Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act.

  For the services provided by the Investment Adviser under the Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.70 of 1% of the Fund's average daily net assets. During the six months ended June 30, 1997, the Fund accrued advisory fees of $2,211,268.

  B) ADMINISTRATION FEE: Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. For the six months ended June 30, 1997 the Fund accrued administration fees of $410,664.

  C) DIRECTORS' FEE: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the actual out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

  D) LEGAL FEE: The Fund accrued legal fees of $7,059 during the six months ended June 30, 1997, for the services of Rosenman & Colin, of which Robert E. Smith, Director of the Fund, is a partner.

  E) BROKERAGE COMMISSION: During the six months ended June 30, 1997, the Fund paid Zweig Securities Corp. brokerage commissions of $21,416 in connection with portfolio transactions effected through them.

  Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4--CAPITAL STOCK AND REINVESTMENT PLAN

  At June 30, 1997 the Fund had one class of common stock, par value $.001 per share of which 500,000,000 shares are authorized and 77,791,649 shares are outstanding. For the six months ended June 30, 1997, and the year ended December 31, 1996, 759,434 and 1,979,558 shares, respectively, were issued in accordance with the Fund's Distribution Reinvestment Plan (the "Plan").

  Pursuant to the Plan, all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by First Data Investor Services Group, Inc. ("First Data"), as the Plan agent, unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or the nominee in additional shares under the Plan, unless the service is not provided by the broker or the nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data, as the dividend paying agent.

  On July 1, 1997 the Fund declared a distribution of $0.07 per share to shareholders of record July 11, 1997. This distribution has an ex-dividend date of July 9, 1997 and is payable July 24, 1997.

NOTE 5--FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each period:

                            SIX
                           MONTHS
                           ENDED                YEAR ENDED DECEMBER 31
                          JUNE 30,   -------------------------------------------------
                            1997       1996      1995      1994       1993      1992
                          --------   --------  --------  --------   --------  --------
PER SHARE DATA:
Net asset value,
 beginning of period....  $   8.29   $   8.63  $   8.11  $   9.11   $   9.06  $   9.79
                          --------   --------  --------  --------   --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...      0.18       0.36      0.39      0.29       0.26      0.32
Net realized and
 unrealized gains
 (losses) on
 investments............      0.32       0.14      0.97     (0.43)      0.75     (0.09)
                          --------   --------  --------  --------   --------  --------
Total from investment
 operations.............      0.50       0.50      1.36     (0.14)      1.01      0.23
                          --------   --------  --------  --------   --------  --------
Dividends and Distribu-
 tions:
Dividends from net in-
 vestment income........     (0.18)     (0.36)    (0.39)    (0.29)     (0.26)    (0.32)
Distributions from net
 realized gains on in-
 vestments..............     (0.19)     (0.24)    (0.45)      --       (0.70)    (0.30)
Distributions from
 capital paid-in........     (0.05)     (0.24)      --      (0.57)       --      (0.34)
                          --------   --------  --------  --------   --------  --------
Total Dividends and
 Distributions..........     (0.42)     (0.84)    (0.84)    (0.86)     (0.96)    (0.96)
                          --------   --------  --------  --------   --------  --------
  Net asset value, end
   of period............  $   8.37   $   8.29  $   8.63  $   8.11   $   9.11  $   9.06
                          ========   ========  ========  ========   ========  ========
  Market value, end of
   period**.............  $  8.875   $   8.00  $  8.625  $   8.00   $  10.75  $  10.00
                          ========   ========  ========  ========   ========  ========
Total investment return.     16.73%      2.62%    19.19%   (17.08)%    18.37%     2.60%
                          ========   ========  ========  ========   ========  ========
RATIOS/SUPPLEMENTAL DA-
 TA:
Net assets, end of peri-
 od
 (in thousands).........  $651,003   $638,768  $647,523  $591,659   $648,516  $624,097
Ratio of expenses to
 average net assets.....      1.03%*     1.03%     1.10%     1.12%      1.11%     1.13%
Ratio of net investment
 income to average net
 assets.................      4.32%*     4.31%     4.59%     3.35%      2.85%     3.43%
Portfolio turnover rate.      62.4%     147.2%    179.8%    281.0%     293.0%    123.2%
Average commission rate
 per share on portfolio
 transactions...........  $ 0.0589   $ 0.0591  $ 0.0606       N/A        N/A       N/A

--------
 *  Annualized
** Closing Price--New York Stock Exchange.

                        SUPPLEMENTARY PROXY INFORMATION

  The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 15, 1997. The meeting was held for the purpose of reelecting Charles H. Brunie and James B. Rogers, Jr. as Directors; and to ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent certified public accountants for the year ending December 31, 1997. The Fund's other Directors who continued in office are Elliot S. Jaffe, Alden C. Olson, Anthony
M. Santomero, Robert E. Smith and Martin E. Zweig.

  The results of the voting on the above matters were as follows:

                                                     VOTES   VOTES
            DIRECTOR/AUDITOR             VOTES FOR  AGAINST WITHHELD ABSTENTIONS
            ----------------             ---------- ------- -------- -----------
Charles H. Brunie ...................... 61,759,978     N/A 877,471        N/A
James B. Rogers, Jr. ................... 61,693,308     N/A 944,141        N/A
Coopers & Lybrand L.L.P. ............... 61,493,750 399,516     --     744,183
--------------------------------------------------------------------------------

KEY INFORMATION

1-800-272-2700  ZWEIG SHAREHOLDER RELATIONS:
                For general information and literature

(212) 486-3122  THE ZWEIG TOTAL RETURN FUND HOT LINE:
                For updates on net asset value, share price, major industry groups and other key information


                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. If you want to take advantage of this plan and your shares are held in "Street Name," we urge you to consult your broker as soon as possible to determine if you must change registration to your own name to participate.

                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.